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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT


                                                      STATE OF ORGANIZATION                   DATE OF
             NAME OF SUBSIDIARY                         AND TYPE OF ENTITY                 ORGANIZATION
----------------------------------------      -----------------------------------       ------------------

HCRI Pennsylvania Properties, Inc.            Pennsylvania corporation                  November 1, 1993
HCRI Overlook Green, Inc.                     Pennsylvania corporation                  July 9, 1996
HCRI Texas Properties, Inc.                   Delaware corporation                      December 27, 1996
HCRI Texas Properties, Ltd.                   Texas limited partnership                 December 30, 1996
HCRI Friendship, LLC                          Virginia limited liability company        February 21, 1997
HCRI St. Charles, LLC                         Virginia limited liability company        February 21, 1997
HCRI Satyr Hill, LLC                          Virginia limited liability company        November 24, 1997
Health Care REIT International, Inc.          Delaware corporation                      February 11, 1998
HCN Atlantic GP, Inc.                         Delaware corporation                      February 20, 1998
HCN Atlantic LP, Inc.                         Delaware corporation                      February 20, 1998
HCRI Nevada Properties, Inc.                  Nevada corporation                        March 27, 1998
HCRI Southern Investments I, Inc.             Delaware corporation                      June 11, 1998
HCRI Louisiana Properties, L.P.               Delaware limited partnership              June 11, 1998
HCN BCC Holdings, Inc.                        Delaware corporation                      September 25, 1998
HCRI Tennessee Properties, Inc.               Delaware corporation                      September 25, 1998
HCRI Limited Holdings, Inc.                   Delaware corporation                      September 25, 1998
Pennsylvania BCC Properties, Inc.             Pennsylvania corporation                  September 25, 1998
HCRI North Carolina Properties, LLC           Delaware limited liability company        December 10, 1999
HCRI Massachusetts Properties, Inc.           Delaware corporation                      March 17, 2000
HCRI Massachusetts Properties Trust           Massachusetts trust                       March 30, 2000
HCRI Indiana Properties, Inc.                 Delaware corporation                      June 15, 2000
HCRI Indiana Properties, LLC                  Indiana limited liability company         June 16, 2000
HCRI Holdings Trust                           Massachusetts trust                       September 9, 2000
HCRI Maryland Properties, LLC                 Maryland limited liability company        July 19, 2001
HCRI Massachusetts Properties Trust II        Massachusetts trust                       September 26, 2001
HCRI Beachwood, Inc.                          Ohio corporation                          October 11, 2001
HCRI Broadview, Inc.                          Ohio corporation                          October 11, 2001
HCRI Westlake, Inc.                           Ohio corporation                          October 11, 2001
HCRI Westmoreland, Inc.                       Delaware corporation                      October 16, 2001
HCRI Wisconsin Properties, LLC                Wisconsin limited liability company       December 11, 2001
HCRI North Carolina Properties I, Inc.        North Carolina corporation                January 1, 2002
HCRI North Carolina Properties II, Inc.       North Carolina corporation                January 1, 2002
HCRI North Carolina Properties III,
  Limited Partnership                         North Carolina limited partnership        January 1, 2002
HCRI Kentucky Properties, LLC                 Kentucky limited liability company        January 7, 2002
HCRI Laurel, LLC                              Maryland limited liability company        January 17, 2002
HCRI Mississippi Properties, Inc.             Mississippi corporation                   March 28, 2002
HCRI Illinois Properties, LLC                 Delaware limited liability company        August 21, 2002
HCRI Missouri Properties, LLC                 Delaware limited liability company        August 21, 2002
HCRI Surgical Properties, LLC                 Ohio limited liability company            September 30, 2002
HCRI Tucson Properties, Inc.                  Delaware corporation                      November 14, 2002